UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 21, 2019

Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10883	52-1375208
____________________________________________________________
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

1000 Sagamore Parkway South, Lafayette, Indiana 47905
___________________________________________________
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (765) 771-5310
__________________

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.
     Wabash National Corporation is making the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference in connection with the Company’s 2019 Annual Shareholder Meeting on May 21, 2019.
Item 9.01. Financial Statements and Exhibits.
     (d)    Exhibits. The following exhibit is furnished herewith:
EXHIBIT INDEX

Exhibit No.	Description
______________	____________________________________

99.1	Wabash National Corporation presentation on May 21, 2019

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: May 21, 2019	By:	/s/ Jeffery L. Taylor _________________________ Jeffery L. Taylor Senior Vice President and Chief Financial Officer